Supplement to Prospectuses and Statements of Additional Information

HC Advisors Shares

and

HC Strategic Shares

Dated November 1, 2022

HC Capital Trust

The date of this Supplement is June 20, 2023

The Intermediate Term Municipal Bond II Portfolio (the “Portfolio”) and The Intermediate Term Municipal Bond Portfolio (the “Acquiring Portfolio”): At a shareholder meeting held on June 20, 2023, shareholders of the Portfolio approved a Plan of Reorganization which involves a transfer of substantially all of the assets of the Portfolio (the “Reorganization”) to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio; the distribution of such shares of the Acquiring Portfolio to the shareholders of the Portfolio; and the liquidation and termination of the Portfolio. The Reorganization is scheduled to become effective June 23, 2023. As a result of the Reorganization, effective June 20, 2023, shares of the Portfolio are no longer available for purchase.

The Intermediate Term Municipal Bond Portfolio (the “Portfolio”) (From the Supplement dated March 15, 2023): On March 14, 2023, the Board of Trustees of HC Capital Trust (i) approved a Plan of Reorganization (the “Plan”) which involves a transfer of substantially all of the assets of The Intermediate Term Municipal Bond II Portfolio (the “Target Portfolio”) to the Portfolio subject to the approval of the shareholders of the Target Portfolio; and (ii) called a meeting of the shareholders, as of record date April 17, 2023, of the Target Portfolio scheduled to be held on June 30, 2023 for the purpose of approving the Plan. Proxy materials relating to the shareholder meeting will be forthcoming.

The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization – Mid Capitalization Equity Portfolio (From the Supplement dated March 15, 2023): the following is inserted prior to the subsection “Shareholder Information: Purchases and Redemptions” under the section “Additional Information” on page 171 of the Prospectus:

ReFlow Liquidity Program

Each of the The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization – Mid Capitalization Equity Portfolio may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a participating Portfolio pays a fee to ReFlow each time ReFlow purchases Portfolio shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the participating Portfolio shares purchased by ReFlow although the participating Portfolio may submit a bid at a higher fee rate if it determines that doing so is in the best interest of shareholders. Such fee is allocated among a participating Portfolio’s share classes based on relative net assets. ReFlow’s purchases of participating Portfolio shares through the liquidity program are made on an investment-blind basis without regard to the participating Portfolio’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a participating Portfolio. ReFlow will periodically redeem its entire share position in a participating Portfolio and request that such redemption be met in kind in accordance with the Portfolio’s redemption-in-kind policies described under “Shareholder Information: Purchases and Redemptions” below. The investment adviser believes that the program assists in stabilizing a participating Portfolio’s net assets to the benefit of the participating Portfolio and its shareholders.

The Corporate Opportunities Portfolio (the “Portfolio”) (From the Supplement dated March 15, 2023): Effective March 31, 2023, Fort Washington Investment Advisors, Inc. (“Fort Washington”), no longer serves as a Specialist Manager for the Portfolio. Accordingly, effective March 31, 2023, the Prospectus is supplemented as shown below with references to Fort Washington deleted entirely.

1. The following replaces the “Investment Subadvisers” section of the Prospectus with respect to the Portfolio on page 84 of the Prospectus:

Investment Subadvisers

City of London Investment Management Company Limited (“CLIM”), MacKay Shields LLC (“MacKay”), Mellon Investments Corporation (“Mellon”) and Parametric Portfolio Associates LLC (“Parametric”) are the Specialist Managers for the Portfolio with responsibility for the management of the Portfolio’s assets that are invested directly in fixed income securities.

2. The “Fort Washington” section is deleted in its entirety under the “Portfolio Managers” section of the Prospectus with respect to the Portfolio on page 84 of the Prospectus.

3. The following replaces the subsection “Specialist Managers” under the section “More Information About Fund Investments and Risks” with respect to the Portfolio on page 146 of the Prospectus:

Specialist Managers.    CLIM, MacKay, Mellon and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

4. “The Fort Washington Investment Selection Process” subsection is deleted in its entirety under the “More Information About Fund Investments and Risks” with respect to the Portfolio on page 147 of the Prospectus.

5. The following replaces “The Corporate Opportunities Portfolio” section of the Prospectus:

Page 170 – Additional Information

The Corporate Opportunities Portfolio – The Portfolio is managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at March 31, 2023 of 0% CLIM, 0% MacKay, 0% Mellon, 95% Parametric Liquidity Strategy, 0% Parametric Options Overlay Strategy, 0% Parametric Targeted Strategy and 5% HC Capital Solutions.

6. The “Fort Washington Investment Advisors, Inc.” section is deleted in its entirety under the “Specialist Manager Guide” section on page 189 of the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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